Exhibit 99CERT.906

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


J. David Officer, President and Chief Executive Officer and Steven M. Anderson, Vice President, Treasurer and Chief Financial Officer of Mellon Institutional Funds Investment Trust (the "Registrant"), each certify to the best of their knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2007 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.






/s/ J. DAVID OFFICER
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J. David Officer
President and Chief Executive Officer


Date: March 31, 2008




/s/ STEVEN M. ANDERSON
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Steven M. Anderson
Vice President, Treasurer and Chief Financial Officer


Date: March 31, 2008


A signed original of this written statement required by Rule 30a-2(b), under the Investment Company Act of 1940 and 18 U.S.C. ss. 1350 will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.